[LOGO]
PIONEER INVESTMENTS (R)


PIONEER INDEPENDENCE FUND


[GRAPHIC]


SEMIANNUAL REPORT
JUNE 30, 2001

TABLE OF CONTENTS

Letter from the President                                               1

Portfolio and Performance Update                                        2

Portfolio Management Discussion                                         3

Schedule of Investments                                                 5

Financial Statements                                                    7

Notes to Financial Statements                                          11

LETTER FROM THE PRESIDENT 6/30/01

DEAR SHAREOWNER,

The major market averages declined over the first half of 2001, but not without recovering noticeably from the low points that they reached during the spring. It's too soon to say that this period of turbulence is behind us. However, we believe the Federal Reserve Board's aggressive monetary and interest rate policies will eventually be reflected in improving business conditions and a better outlook for corporate profits. Growth in corporate profits, often anticipated by the market, historically has been the precursor for higher stock prices.

Slumping stock markets and a tighter market for lending have brought some attractive values to light, for both stock and bond investors. At Pioneer we have always viewed interim price declines as chances to uncover good investments. When prices are low, the best values often emerge, and the seeds of future performance are sown. A related point is that patience is a valuable asset for investors; in addition to our focus on value, a long-term view is at the core of our investment philosophy.

Staying committed to an investment program can be difficult when good economic news is hard to find. But I'd like to remind you that solid investment opportunities aren't usually found in the headlines. They're more likely to turn up in the pages of corporate reports, in the course of a management interview and as a result of old-fashioned digging -- in other words, the kind of intensive research we have been doing on behalf of investors since Pioneer's founding in 1928.

Sooner or later, the economy seems likely to regain momentum. In the meantime, your best move may be to contact your financial representative. Use the opportunity to discuss whether your portfolio is positioned appropriately for your current needs and the changing economic scene.

Respectfully,

/s/ David Tripple

David Tripple
Pioneer Investment Management, Inc.

PIONEER INDEPENDENCE FUND

PORTFOLIO AND PERFORMANCE UPDATE 6/30/01

[CHART]

PORTFOLIO DIVERSIFICATION
(As a percentage of total investment portfolio)

U.S. Common Stocks                                84%
Depositary Receipts for International Stocks      10%
International Common Stocks                        6%

[CHART]

SECTOR DIVERSIFICATION
(As a percentage of equity holdings)

Technology                             17%
Financials                             17%
Consumer Staples                       14%
Health Care                            13%
Capital Goods                           9%
Energy                                  8%
Basic Materials                         8%
Communication Services                  8%
Other                                   3%
Consumer Cyclicals                      3%

FIVE LARGEST HOLDINGS
(As a percentage of equity holdings)

   1. AOL Time-Warner, Inc.                      3.11%
   2. BankAmerica Corp.                          2.35
   3. Oracle Corp.                               2.33
   4. JP Morgan Chase & Co.                      2.07
   5. SBC Communications, Inc.                   2.06

Holdings will vary for other periods.

PRICES AND DISTRIBUTIONS

                                                        6/30/01         12/31/00
Net Asset Value per Share                               $11.91          $12.48
DISTRIBUTIONS PER SHARE                 INCOME         SHORT-TERM      LONG-TERM
(12/31/00 - 6/30/01)                    DIVIDENDS      CAPITAL GAINS   CAPITAL GAINS
                                           -                -              -

PERFORMANCE OF A $10,000 INVESTMENT+

The following chart shows the value of an investment made in PIONEER INDEPENDENCE FUND, compared to the growth of the Russell 1000 Index.

[CHART]

                               Pioneer                    Russell
                           Independence Fund*            1000 Index
        3/98                   $10,000                    $10,000
        6/98                    $9,900                    $10,251
                                $8,126                     $9,193
                                $9,693                    $11,204
                               $10,015                    $11,667
        6/99                   $11,112                    $12,498
                               $10,327                    $11,673
                               $11,910                    $13,548
                               $13,431                    $14,140
        6/00                   $14,028                    $13,654
                               $14,227                    $13,752
                               $13,743                    $12,495
                               $12,785                    $10,925
        6/01                   $13,115                    $11,614

+ Index comparison begins 3/31/98. The Russell 1000 Index is an unmanaged measure of the 1,000 largest companies in the Russell 3000 Index, representing approximately 92% of the total market capitalization of the Russell 3000. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. You cannot invest directly in the Index.

Past performance does not guarantee future results. Returns and share prices fluctuate so that your investment, when redeemed, may be worth more or less than its original cost.

[SIDENOTE]

AVERAGE ANNUAL TOTAL RETURNS
(As of June 30, 2001)

NET ASSET VALUE*

PERIOD
Life-of-Fund               8.69%
(3/16/98)
1 Year                    -6.51%

Returns assume reinvestment of distributions at net asset value.

* Reflects Fund performance only, at net asset value. Does not reflect Creation and Sales Charges applicable to purchases of Fund shares through Pioneer Independence Plans, which vary as discussed in the Plans' prospectus. For the first 12 investments, these charges amount to 50% of the total amount invested. Total return would be reduced if these charges were taken into account.

PORTFOLIO MANAGEMENT DISCUSSION 6/30/01

Theresa Hamacher is Pioneer's Chief Investment Officer and Portfolio Manager of Independence Fund. Ms. Hamacher selects stocks for the Fund from among the issues that Pioneer's other portfolio managers have chosen for the funds that they manage.

Q:   WHAT WERE MARKET CONDITIONS LIKE DURING THE FIRST HALF OF THE YEAR?

A: Trends that were in evidence late last year persisted into 2001, most notably a steep slide in technology stocks. A continuation of market volatility in the first quarter produced more realistic valuations in general, and by the end of the period many stocks appeared to be fairly valued -- their market prices looked reasonable in view of their prospects. Behind the persistent volatility lies concern over the outlook for the U.S. economy.

     The Federal Reserve Board brought down short-term interest rates swiftly and aggressively, with six cuts in six months for a total reduction of 2.75%. The Fed is attempting to engineer an improvement in economic growth by first bringing about a recovery from the current business slowdown. Symptoms of the slowing economy include inventory gluts, extensive layoffs and large declines in corporate profits. Poor earnings have spread from the technology and telecommunications industries into other sectors, leaving investors understandably cautious.

Q:   HOW DID THE FUND PERFORM, GIVEN THAT BACKGROUND?

A: Independence Fund's results for the six month period were ahead of its benchmark index and the average of its peer funds. The Fund's total return, reflecting the market's downward tilt, was -4.57%, calculated at net asset value. This result compares to the -7.05% return of the Russell 1000 Index, the Fund's benchmark, and the -6.68% return of the Standard & Poor's 500 Index. The Russell 1000 Index measures the performance of the 1,000 largest stocks in the U.S. market, and is a broader performance measure than the S&P 500. Fund results also bettered the -6.44% average return of the 1,332 funds in Lipper's Multi-Cap Super Group category. Lipper is an independent firm that tracks mutual fund performance.

Q:   WHICH OF YOUR INVESTMENT DECISIONS HAD THE MOST IMPACT ON PERFORMANCE?

A: This has been a period of cross trends and inconsistencies. Technology has been the weakest market sector because the falloff in corporate earnings has been the steepest among tech stocks. Although our technology holdings held back Fund performance overall, our decisions to underweight the sector and to focus on larger companies was beneficial. But when tech stocks rallied in the second quarter, the Fund's underweighted stance became a negative. Large-cap holdings ORACLE and SCIENTIFIC ATLANTA showed gains. However, two smaller holdings, WIND RIVER SYSTEMS and ENTRUST TECHNOLOGIES both hurt results.

Q: HEALTH CARE HAS ALSO BEEN A SIGNIFICANT SECTOR FOR THE FUND. WHAT HAS BEEN HAPPENING THERE?

A: In contrast to technology, smaller health care companies performed better than large, especially in the biotech arena where our stock selection was a positive factor. Gainers included ELAN PHARMACEUTICALS, which markets therapeutic products and diagnostic services for neurological disorders and pain management. IMCLONE SYSTEMS benefited from favorable FDA action on one of its cancer-fighting drugs. However, we reduced the Fund's holding in WELLPOINT HEALTH NETWORKS, which lost ground in the face of possible patient's rights legislation and medical costs that were rising faster than subscriber payments. BIOGEN weakened after a study suggested that a competitor's multiple sclerosis treatment might be more effective than Biogen's Avonex. We believe the news has been misinterpreted and are retaining the Fund's position.

Q:   WHICH OTHER AREAS OF STRENGTH OR WEAKNESS AFFECTED PERFORMANCE?

A: Financial companies underperformed generally. However, the Fund's relatively limited exposure to this area helped mitigate lackluster performance. Declining interest rates were viewed as favorable for banking stocks, driving up shares of BANK AMERICA and SOUTHTRUST. Several of our insurance stocks declined. And INDYMAC BANCORP, an internet mortgage company, fell back after an impressive first quarter.

     In consumer staples, we were rewarded for our emphasis on media companies, where we saw value when prices fell amid fears of shrinking ad revenues. Better news on the ad front drove up AOL TIME WARNER, the Fund's strongest performer during the first half of the year. Similar factors boosted shares of Fox Entertainment. Consumer cyclicals were strong, on the other hand, but the Fund lacked adequate exposure because of our concerns over high personal debt levels and growing layoffs. In fact, consumer confidence and spending levels were highly resilient despite the slowing economy.

Q:   PLEASE GIVE US YOUR OUTLOOK FOR THE MONTHS AHEAD.

A: Based on signs of stability reflected in the economic news, we expect the U.S. economy to begin a recovery within the next several months. Among indications that the economy may have reached bottom are data from the National Association of Purchasing Managers, a leveling off in unemployment figures and company reports that show some shrinkage in inventories. In addition, the Federal Reserve Board has signaled its willingness to cut interest rates further if a turnaround is not forthcoming.

     Even allowing for a possible recovery, we see the stock market as neither over- nor under-valued. Furthermore, we see no big themes on the horizon that might produce a repetition of the spectacular market performance of recent years. Instead, investment success in the next several months will depend on intensive security analysis, a discipline that has been a cornerstone of Pioneer's investment approach since 1928. For the period ahead, our team of research analysts will continue to play a key role in setting the Fund's direction.

SCHEDULE OF INVESTMENTS 6/30/01 (unaudited)

SHARES                                                                             VALUE
                COMMON STOCKS - 100.0%
                BASIC MATERIALS - 7.5%
                ALUMINUM - 1.5%
     15,100     Alcoa, Inc.                                                   $   594,940
                                                                              -----------

                CHEMICALS (DIVERSIFIED) - 1.4%
     11,000     PPG Industries, Inc.                                          $   578,270
                                                                              -----------

                CONSTRUCTION (CEMENT & AGGREGATES) - 1.1%
     17,500     Oglebay Norton Co.                                            $   461,650
                                                                              -----------

                METALS MINING - 2.4%
     24,000     Massey Energy Co.                                             $   474,240
      7,000     Rio Tinto Plc (A.D.R.)                                            508,550
                                                                              -----------
                                                                              $   982,790
                                                                              -----------

                PAPER & FOREST PRODUCTS - 1.1%
     10,000     Bowater, Inc.                                                 $   447,400
                                                                              -----------

                TOTAL BASIC MATERIALS                                         $ 3,065,050
                                                                              -----------

                CAPITAL GOODS - 8.7%
                ELECTRICAL EQUIPMENT - 3.7%
      9,500     Emerson Electric Co.                                          $   574,750
     20,000     Power-One, Inc.*                                                  332,800
     23,000     SCI Systems, Inc.*                                                586,500
                                                                              -----------
                                                                              $ 1,494,050
                                                                              -----------

                MACHINERY (DIVERSIFIED) - 1.4%
     15,000     Deere & Co.                                                   $   567,750
                                                                              -----------

                MANUFACTURING (DIVERSIFIED) - 1.4%
      9,000     Illinois Tool Works, Inc.                                     $   569,700
                                                                              -----------

                MANUFACTURING (SPECIALIZED) - 1.2%
     13,300     Sealed Air Corp.*                                             $   495,425
                                                                              -----------

                OFFICE EQUIPMENT & SUPPLIES - 1.0%
     10,100     Canon Inc. (A.D.R.)                                           $   416,120
                                                                              -----------
                TOTAL CAPITAL GOODS                                           $ 3,543,045
                                                                              -----------

                COMMUNICATION SERVICES - 7.5%
                CELLULAR/WIRELESS TELECOMMUNICATIONS - 2.1%
     11,000     Vodafone Group Plc (A.D.R.)                                   $   245,850
     14,000     Western Wireless Corp.*                                           602,000
                                                                              -----------
                                                                              $   847,850
                                                                              -----------

                TELECOMMUNICATIONS (LONG DISTANCE) - 1.4%
     25,000     AT&T Corp.                                                    $   550,000
                                                                              -----------

                TELEPHONE - 4.0%
     20,000     BellSouth Corp.                                               $   805,400
     21,000     SBC Communications, Inc.                                          841,260
                                                                              -----------
                                                                              $ 1,646,660
                                                                              -----------
                TOTAL COMMUNICATION SERVICES                                  $ 3,044,510
                                                                              -----------

                CONSUMER CYCLICALS - 3.1%
                RETAIL (GENERAL MERCHANDISE) - 2.0%
     17,000     Wal-Mart Stores, Inc.                                         $   829,600
                                                                              -----------

                SERVICES (COMMERCIAL & CONSUMER) - 1.1%
      8,000     Vivendi Universal                                             $   464,000
                                                                              -----------
                TOTAL CONSUMER CYCLICALS                                      $ 1,293,600
                                                                              -----------

                CONSUMER STAPLES - 13.9%
                BROADCASTING (CABLE/TELEVISION/RADIO) - 3.2%
      5,000     Clear Channel Communications, Inc.*                           $   313,500
     16,000     Comcast Corp.                                                     694,400
     11,000     Fox Entertainment Group, Inc.*                                    306,900
                                                                              -----------
                                                                              $ 1,314,800
                                                                              -----------

                DISTRIBUTORS (FOOD & HEALTH) - 0.7%
     15,000     Bergen Brunswig Corp.                                         $   288,300
                                                                              -----------

                ENTERTAINMENT - 4.1%
     24,000     AOL Time-Warner, Inc.                                         $ 1,272,000
      8,000     Viacom, Inc. (Class B Non-voting)*                                414,000
                                                                              -----------
                                                                              $ 1,686,000
                                                                              -----------

                PERSONAL CARE - 2.7%
     16,800     Gillette Co.                                                  $   487,032
     11,000     Kimberly Clark Corp.                                              614,900
                                                                              -----------
                                                                              $ 1,101,932
                                                                              -----------

                RESTAURANTS - 0.7%
      6,000     CEC Entertainment Inc.*                                       $   296,100
                                                                              -----------

                RETAIL (DRUG STORES) - 1.1%
     11,000     CVS Corp.                                                     $   424,600
                                                                              -----------

                RETAIL STORES (FOOD CHAINS) - 1.4%
     12,000     Safeway Inc.*                                                 $   576,000
                                                                              -----------
                TOTAL CONSUMER STAPLES                                        $ 5,687,732
                                                                              -----------

                ENERGY - 7.9%
                OIL & GAS (DRILLING & EQUIPMENT) - 1.7%
     12,000     Enterprise Oil Plc                                            $   298,800
      9,600     Transocean Offshore Inc.                                          396,000
                                                                              -----------
                                                                              $   694,800
                                                                              -----------

                OIL (DOMESTIC INTEGRATED) - 2.5%
     18,000     Conoco, Inc.                                                  $   507,600
      8,000     Eni S.p.A. (A.D.R.)                                               493,600
                                                                              -----------
                                                                              $ 1,001,200
                                                                              -----------

                OIL (INTERNATIONAL INTEGRATED) - 3.7%
      8,000     Chevron Corp.                                                 $   724,000
      9,000     Exxon Mobil Corp.                                                 786,150
                                                                              -----------
                                                                              $ 1,510,150
                                                                              -----------
                TOTAL ENERGY                                                  $ 3,206,150
                                                                              -----------

                FINANCIALS - 17.2%
                BANKS (MAJOR REGIONAL) - 4.3%
      9,000     PNC Bank Corp.                                                $   592,110
     24,200     SouthTrust Corp.                                                  629,200
     11,000     State Street Corp.                                                544,390
                                                                              -----------
                                                                              $ 1,765,700
                                                                              -----------

   The accompanying notes are an integral part of these financial statements.

SHARES                                                                             VALUE
                BANKS (MONEY CENTER) - 4.4%
     16,000     BankAmerica Corp.                                             $   960,480
     19,000     J.P. Morgan Chase & Co.                                           847,400
                                                                              -----------
                                                                              $ 1,807,880
                                                                              -----------

                FINANCIAL (DIVERSIFIED) - 2.5%
     14,000     Citigroup Inc.                                                $   739,760
     10,225     Indymac Bancorp, Inc.*                                            274,030
                                                                              -----------
                                                                              $ 1,013,790
                                                                              -----------

                INSURANCE (PROPERTY-CASUALTY) - 2.9%
     14,600     Ace Ltd.*                                                     $   570,714
      7,300     Exel Ltd.                                                         599,330
                                                                              -----------
                                                                              $ 1,170,044
                                                                              -----------

                REAL ESTATE - 1.5%
     11,000     Equity Residential Property Trust                             $   622,050
                                                                              -----------

                SAVINGS & LOAN COMPANIES - 1.6%
     20,000     Charter One Financial, Inc.                                   $   638,000
                                                                              -----------
                TOTAL FINANCIALS                                              $ 7,017,464
                                                                              -----------

                HEALTH CARE - 13.3%
                BIOTECHNOLOGY - 3.2%
      9,000     Biogen, Inc.*                                                 $   489,240
      8,500     ImClone Systems, Inc.*                                            448,800
     14,000     Scios Inc.                                                        350,140
                                                                              -----------
                                                                              $ 1,288,180
                                                                              -----------

                HEALTH CARE (DIVERSIFIED) - 2.0%
     14,000     American Home Products Corp.                                  $   818,160
                                                                              -----------

                HEALTH CARE (DRUGS/MAJOR PHARMACEUTICALS) - 5.8%
      7,500     Aventis SA (A.D.R.)                                           $   599,175
      9,800     Elan Corp. Plc (A.D.R.)*                                          597,800
      9,400     Eli Lilly & Co.                                                   695,600
     13,000     Novartis AG (A.D.R.)                                              469,950
                                                                              -----------
                                                                              $ 2,362,525
                                                                              -----------

                HEALTH CARE (HOSPITAL MANAGEMENT) - 1.3%
     11,500     HCA Inc.                                                      $   519,685
                                                                              -----------

                HEALTH CARE (MANAGED CARE) - 1.0%
      4,500     Wellpoint Health Networks Inc.*                               $   424,080
                                                                              -----------
                TOTAL HEALTH CARE                                             $ 5,412,630
                                                                              -----------

                TECHNOLOGY - 16.5%
                COMMUNICATIONS EQUIPMENT - 2.4%
     42,000     Avaya Inc.*                                                   $   575,400
     10,000     Scientific-Atlanta, Inc.                                          406,000
                                                                              -----------
                                                                              $   981,400
                                                                              -----------

                COMPUTER (HARDWARE) - 3.0%
     25,000     Hewlett-Packard Co.                                           $   715,000
     11,000     NCR Corp.*                                                        517,000
                                                                              -----------
                                                                              $ 1,232,000
                                                                              -----------

                COMPUTERS (SOFTWARE & SERVICES) - 5.5%
     15,000     Adobe Systems, Inc.                                           $   705,000
     50,000     Oracle Corp.*                                                     950,000
     12,500     Symantec Corp.*                                                   546,125
      3,000     Wind River Systems*                                                52,380
                                                                              -----------
                                                                              $ 2,253,505
                                                                              -----------

                ELECTRONICS (COMPONENT DISTRIBUTORS) - 1.1%
     10,500     Koninklijke Philips Electronics                               $   277,515
     30,000     Toshiba Corp.*                                                    158,520
                                                                              -----------
                                                                              $   436,035
                                                                              -----------

                ELECTRONICS (INSTRUMENTATION) - 1.1%
     11,000     Veeco Instruments, Inc.*                                      $   437,250
                                                                              -----------

                ELECTRONICS (SEMICONDUCTORS) - 3.4%
     17,000     Intel Corp.                                                   $   497,250
      6,600     Micron Technology, Inc.*                                          271,260
     20,000     Texas Instruments, Inc.                                           630,000
                                                                              -----------
                                                                              $ 1,398,510
                                                                              -----------
                TOTAL TECHNOLOGY                                              $ 6,738,700
                                                                              -----------

                TRANSPORTATION - 2.2%
                AIRLINES - 0.7%
     14,800     Southwest Airlines Co.                                        $   273,652
                                                                              -----------

                RAILROADS - 1.5%
     15,800     Canadian National Railway Co.                                 $   639,900
                                                                              -----------
                TOTAL TRANSPORTATION                                          $   913,552
                                                                              -----------

                UTILITIES - 2.2%
                ELECTRIC COMPANIES - 1.3%
      9,000     Dominion Resources, Inc.                                      $   541,170
                                                                              -----------

                POWER PRODUCERS (INDEPENDENT) - 0.9%
     10,000     Calpine Corp.*                                                $   378,000
                                                                              -----------
                TOTAL UTILITIES                                               $   919,170
                                                                              -----------

                TOTAL COMMON STOCKS
                (Cost $39,885,565) (a)                                        $40,841,603
                                                                              ===========

*    Non-income producing security.

(a)  At June 30, 2001, the net unrealized gain on investments based on cost for federal income tax purposes of $40,025,921 was as follows:
     Aggregate gross unrealized gain for all investments in which there
     is an excess of value over cost                                          $ 3,316,737
     Aggregate gross unrealized loss for all investments in which there
     is an excess of tax cost over value                                       (2,501,055)
                                                                              -----------
     Net unrealized gain                                                      $   815,682
                                                                              ===========

     Purchases and sales of securities (excluding temporary cash investments) for the six months ended June 30, 2001, aggregated $26,861,254 and $13,847,245, respectively.


   The accompanying notes are an integral part of these financial statements.

BALANCE SHEET 6/30/01 (unaudited)

ASSETS:
  Investment in securities, at value (cost $39,885,565)                         $40,841,603
  Cash                                                                            1,305,627
  Receivables -
   Investment securities sold                                                       471,884
   Fund shares sold                                                                  33,201
   Dividends and interest                                                            55,530
  Organizational costs - net                                                         16,906
  Other                                                                              25,260
                                                                                -----------
      Total assets                                                              $42,750,011
                                                                                -----------
LIABILITIES:
  Payables -
   Investment securities purchased                                              $    81,540
   Fund shares repurchased                                                            6,694
  Due to affiliates                                                                  69,481
  Accrued expenses                                                                   52,662
                                                                                -----------
      Total liabilities                                                         $   210,377
                                                                                -----------
NET ASSETS:
  Paid-in capital                                                               $42,059,010
  Accumulated net investment loss                                                    (2,640)
  Accumulated undistributed net realized loss on investments                       (472,774)
  Net unrealized gain on investments                                                956,038
                                                                                -----------
      Total net assets                                                          $42,539,634
                                                                                -----------
NET ASSET VALUE PER SHARE:
  (Unlimited number of shares authorized)
   Based on $42,539,634/3,570,780 shares                                        $     11.91
                                                                                -----------

   The accompanying notes are an integral part of these financial statements.

STATEMENT OF OPERATIONS (UNAUDITED)
FOR THE SIX MONTHS ENDED 6/30/01

INVESTMENT INCOME:
   Dividends (net of foreign taxes withheld of $7,041)                          $240,422
   Interest                                                                       29,718
                                                                                --------
     Total investment income                                                                   $   270,140
                                                                                               -----------
EXPENSES:
   Management fees                                                              $136,386
   Transfer agent fees                                                           288,731
   Distribution fees                                                              24,984
   Administrative fees                                                            15,620
   Custodian fees                                                                  9,676
   Registration fees                                                              18,372
   Professional fees                                                              14,417
   Printing                                                                       10,679
   Fees and expenses of nonaffiliated trustees                                     4,174
   Organization costs                                                              5,021
   Miscellaneous                                                                   3,165
                                                                                --------
       Total expenses                                                                          $   531,225
       Less management fees waived and expenses reimbursed by
         Pioneer Investment Management, Inc.                                                      (258,445)
                                                                                               -----------
       Net expenses                                                                            $   272,780
                                                                                               -----------
       Net investment loss                                                                     $    (2,640)
                                                                                               -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized loss on investments                                                            $  (236,028)
   Change in net unrealized (gain) on investments                                               (1,425,820)
                                                                                               -----------
     Net loss on investments                                                                   $(1,661,848)
                                                                                               -----------
     Net decrease in net assets resulting from operations                                      $(1,664,488)
                                                                                               ===========


   The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED 6/30/01 AND THE YEAR ENDED 12/31/00

                                                                                                        SIX MONTHS         YEAR
                                                                                                          ENDED           ENDED
                                                                                                         6/30/01         12/31/00
                                                                                                       (UNAUDITED)
FROM OPERATIONS:
Net investment loss                                                                                   $    (2,640)     $   (71,088)
Net realized gain (loss) on investments                                                                  (236,028)         838,572
Change in net unrealized gain (loss) on investments                                                    (1,425,820)       1,298,948
                                                                                                      -----------      -----------
   Net increase (decrease) in net assets resulting from operations                                    $(1,664,488)     $ 2,066,432
                                                                                                      -----------      -----------
DISTRIBUTIONS TO SHAREOWNERS:
Net realized gain ($0.00 and $0.62 per share, respectively)                                           $         -      $(1,348,033)
                                                                                                      -----------      -----------
   Total distributions to shareowners                                                                 $         -      $(1,348,033)
                                                                                                      -----------      -----------
                                                                       '01 SHARES     '00 SHARES
                                                                       (UNAUDITED)
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                                       1,235,940       1,362,781      $15,034,352      $17,531,666
Reinvestment of distributions                                                  1         106,822               15        1,324,635
Cost of shares repurchased                                               (89,509)       (103,255)      (1,086,723)      (1,336,539)
                                                                       ---------       ---------      -----------      -----------
   Net increase in net assets resulting from
     fund share transactions                                           1,146,432       1,366,348      $13,947,644      $17,519,762
                                                                       ---------       ---------      -----------      -----------
   Net increase in net assets                                                                         $12,283,156      $18,238,161

NET ASSETS:
Beginning of period                                                                                    30,256,478       12,018,317
                                                                                                      -----------      -----------
End of period (including accumulated net investment
   loss of $2,640 and $0 respectively)                                                                $42,539,634      $30,256,478
                                                                                                      -----------      -----------


   The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS 6/30/01

                                                                SIX MONTHS         YEAR            YEAR           3/16/98
                                                                  ENDED            ENDED           ENDED             TO
                                                                 6/30/01          12/31/00         12/31/99      12/31/98(a)
                                                               (UNAUDITED)
Net asset value, beginning of period                              $ 12.48          $ 11.36         $  9.63         $ 10.00
                                                                  -------          -------         -------         -------
Net increase (decrease) from investment operations:
   Net investment loss                                            $     -(b)       $ (0.03)        $ (0.01)        $ (0.01)
   Net realized and unrealized gain (loss) on investments           (0.57)            1.77            2.19           (0.27)
                                                                  -------          -------         -------         -------
     Net increase (decrease) from investment operations           $ (0.57)         $  1.74         $  2.18         $ (0.28)
Distributions to shareowners:
   Net investment income                                                -                -           (0.01)          (0.09)
   Net realized gain                                                    -            (0.62)          (0.44)              -
                                                                  -------          -------         -------         -------
Net increase (decrease) in net asset value                        $ (0.57)         $  1.12         $  1.73         $ (0.37)
                                                                  -------          -------         -------         -------
Net asset value, end of period                                    $ 11.91          $ 12.48         $ 11.36         $  9.63
                                                                  =======          =======         =======         =======
Total return*                                                       (4.57)%          15.38%          22.88%          (2.78)%
Ratio of net expenses to average net assets +                        1.50%**          1.48%           1.58%           1.68%**
Ratio of net investment loss to average net assets +                (0.01)%**        (0.35)%         (0.11)%         (0.30)%**
Portfolio turnover rate                                                78%**            98%            106%            118%**
Net assets, end of period (in thousands)                          $42,540          $30,256         $12,018         $ 3,335
Ratios assuming no waiver of management fees and
   assumption of expenses by PIM and no reduction for
   fees paid indirectly:
   Net expenses                                                      2.92%**          3.76%           6.18%          17.26%**
   Net investment loss                                              (1.43)%**        (2.63)%         (4.71)%        (15.88)%**
Ratios assuming waiver of management fees and
   assumption of expenses by PIM and
   reduction for fees paid indirectly:
   Net expenses                                                      1.50%**          1.46%           1.50%           1.50%**
   Net investment loss                                             (0.01)%**         (0.33)%         (0.03)%         (0.12)%**


(a) The per share data presented above is based upon the average shares outstanding for the period presented.
(b)  Rounds to less than $0.01 per share.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions and the complete redemption of the investment at net asset value at the end of each period.
**   Annualized.
+    Ratio assuming no reduction for fees paid indirectly.


   The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS 6/30/01 (unaudited)

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Pioneer Independence Fund (the Fund) is a Delaware business trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund is available to the general public only through Pioneer Independence Plans, a systematic investment plan sponsored by Pioneer Funds Distributor, Inc. (PFD), a majority owned indirect subsidiary of UniCredito Italiano S.p.A. (UniCredito Italiano). The investment objective of the Fund is to seek capital appreciation.

The Fund's financial statements have been prepared in conformity with accounting principles generally accepted in the United States that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry:

A.   SECURITY VALUATION

     Security transactions are recorded as of trade date. The net asset value is computed once daily, on each day that the New York Stock Exchange is open, as of the close of the regular trading on the Exchange. In computing the net asset value, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. Dividend income, is recorded on the ex-dividend date and interest income including interest on income bearing cash accounts, is recorded on the accrual basis. Temporary cash investments are valued at amortized cost.

     Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B.   FEDERAL INCOME TAXES

     It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

     The characterization of distributions to shareowners for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

C.   FUND SHARES

     The Fund records sales and repurchases of its shares as of trade date. Dividends and distributions to shareowners are recorded as of the ex-dividend date.

D.   REPURCHASE AGREEMENTS

     With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian, or subcustodians. The Fund's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

E.   DEFERRED ORGANIZATION COSTS

     The costs incurred by the Fund in connection with its organization have been deferred and are being amortized on a straight-line basis over a period of up to five years. If PFD redeems any of its initial investment prior to the end of the amortization period, the redemption proceeds will be decreased by the pro rata share of the unamortized expenses as of the date of redemption. The pro rata shares are derived by dividing the number of original shares redeemed by the total number of original shares outstanding at the time of redemption.

2.   MANAGEMENT AGREEMENT

PIM manages the Fund's portfolio and is a majority owned indirect subsidiary of UniCredito Italiano. Management fees are calculated daily at the annual rate of 0.75% of the Fund's average daily net assets.

PIM has agreed not to impose all or a portion of its management fee and to assume other operating expenses of the Fund to the extent necessary to limit the Fund's expenses to 1.50% of average daily net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund.

3.   TRANSFER AGENT

Pioneer Investment Management Shareholder Services,Inc. (PIMSS), a majority owned indirect subsidiary of UniCredito Italiano, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates. Included in due to affiliates is $57,400 in transfer agent fees payable to PIMSS at June 30, 2001.

4.   DISTRIBUTION PLAN

The Fund adopted a Plan of Distribution in accordance with Rule12b-1 of the Investment Company Act of 1940. Pursuant to the Distribution Plan, the Fund pays PFD a service fee of up to 0.25% of the Fund's average daily net assets in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of fund shares. Included in due to affiliates is $12,081 in distribution fees payable to PFD at June 30, 2001.

5.   EXPENSE OFFSETS

The Fund has entered into certain expense offset arrangements resulting in a reduction in the Fund's total expenses. For the six months ended June 30, 2001, the Fund's expenses were not reduced under such arrangements.

                           THIS PAGE FOR YOUR NOTES.

[LOGO]
PIONEER INVESTMENTS (R)

                           PIONEER INDEPENDENCE FUND

OFFICERS

JOHN F. COGAN, JR., PRESIDENT
DAVID D. TRIPPLE, EXECUTIVE VICE PRESIDENT
VINCENT NAVE, TREASURER
JOSEPH P. BARRI, SECRETARY

TRUSTEES
JOHN F. COGAN, JR., CHAIRMAN
MARY K. BUSH
RICHARD H. EGDAHL, M.D.
MARGARET B.W. GRAHAM
MARGUERITE A. PIRET
DAVID D. TRIPPLE
STEPHEN K. WEST
JOHN WINTHROP

INVESTMENT ADVISER
PIONEER INVESTMENT MANAGEMENT, INC.

CUSTODIAN
BROWN BROTHERS HARRIMAN & CO.

DISTRIBUTOR
PIONEER FUNDS DISTRIBUTOR, INC.

LEGAL COUNSEL
HALE AND DORR LLP

PIONEER INDEPENDENCE FUND IS AVAILABLE TO THE GENERAL PUBLIC ONLY THROUGH PIONEER INDEPENDENCE PLANS, A SYSTEMATIC INVESTMENT PLAN SPONSORED BY PIONEER FUNDS DISTRIBUTOR, INC.

THIS REPORT MUST BE PRECEDED OR ACCOMPANIED BY A PROSPECTUS FOR PIONEER INDEPENDENCE FUND, WHICH INCLUDES MORE INFORMATION ABOUT CHARGES AND EXPENSES. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

                                                                   10298-00-0801
                                              (C)Pioneer Funds Distributor, Inc.